UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — May 21, 2020
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)

(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure
Segment Results
Prior to the separation of Trane Technologies plc's (the Company) Industrial segment (Ingersoll Rand Industrial) on February 29, 2020, the Company announced a new organizational model and business segment structure designed to enhance its regional go-to-market capabilities, aligning the structure with the Company's strategy and increased focus on climate innovation. Under the revised structure, the Company created three new regional operating segments from the former climate segment, which also serve as the Company's reportable segments. This model is designed to create deep customer focus and relevance in markets around the world. The three new regional operating segments are as follows:
Americas
The Company's Americas segment innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating and cooling systems, building controls, and energy services and solutions; residential heating and cooling; and transport refrigeration systems and solutions.
Europe, Middle East and Africa (EMEA)
The Company's EMEA segment innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating and cooling systems, services and solutions for commercial buildings, and transport refrigeration systems and solutions.
Asia Pacific
The Company's Asia Pacific segment innovates for customers throughout the Asia Pacific region and India. The Asia Pacific segment encompasses heating and cooling systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.
Exhibit 99.1 to this Current Report on Form 8-K provides a summary of the Company's historical segment results recast for the new reporting structure. The recast historical segment results reflect only the continuing operations of the Company and, accordingly, exclude the financial results of Ingersoll Rand Industrial, which were reclassified to discontinued operations (in accordance with applicable accounting guidance) during the three-months ended March 31, 2020 as a result of the completion of the Reverse Morris Trust Transaction. The information contained in Exhibit 99.1 is being furnished in order to provide the financial community with historical financial information that is presented on a basis consistent with the new reporting structure and further supplements the unaudited pro forma consolidated financial statements included in the Company's Current Report on Form 8-K filed on March 5, 2020 and the annual unaudited business segment financial information included in the Company's Current Report on Form 8-K furnished on April 8, 2020.
Non-GAAP Financial Measures
We use certain non-GAAP financial information to provide important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earning releases so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance. The non-GAAP reconciliation in Exhibit 99.2 presents selected adjusted non-GAAP financial information derived from the unaudited recast financial information presented in Exhibit 99.1.
The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financial measures do not purport to project our results of operations or financial condition for any period subsequent to December 31, 2019.
The information in Item 7.01 in this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1
Recast Unaudited Business Segments - for the quarters ended March 31, 2019; June 30, 2019; September 30, 2019; December 31, 2019; March 31, 2018; June 30, 2018; September 30, 2018; and December 31, 2018.

99.2
Unaudited Selected Adjusted Non-GAAP Financial Information - for the quarters ended March 31, 2019; June 30, 2019; September 30, 2019; December 31, 2019; March 31, 2018; June 30, 2018; September 30, 2018; and December 31, 2018.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	May 21, 2020	/s/ Christopher J. Kuehn
Christopher J. Kuehn, Senior Vice President and Chief Financial Officer